Putnam
Convertible
Income-Growth
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report not only strong performance for Putnam Convertible Income-Growth Trust for the fiscal year ended October 31, 2003, but also the fund's outperformance at net asset value of both its benchmark index and its Lipper peer group average. The details are found in the following report from fund management. Your fund's management team also provides an in-depth discussion of performance and strategy during the fiscal year as well as its view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Convertible Income-Growth Trust class A shares posted a return of 30.79% at net asset value (NAV) for the annual period ended October 31, 2003. The return at public offering price (POP) was 23.28%.

 * Based on results at NAV, the fund outperformed its benchmark, the Goldman Sachs Convertible 100 Index, which returned 25.92%.
   Outperformance is attributable to our security selection, which not only enabled greater participation in strong-performing securities, but also allowed the fund to avoid some underperforming securities.

 * At NAV, the fund's return was ahead of the average for the Lipper Convertible Securities Funds category, which was 25.91%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

 * The fund increased its dividend during the period. For details, see the "Of Special Interest" box on page 5.

Performance commentary

We are pleased to report that your fund produced an attractive return over the fiscal year. Performance was helped by a market environment that was very favorable for convertible securities, as well as by our focused strategy of seeking to outperform the benchmark and Lipper category average through superior security selection and by managing the fund's equity sensitivity, or delta. We boosted return, relative to the benchmark index, through astute issue selection, and also by avoiding exposure to certain underperforming issues. The portfolio was somewhat less defensive, and had greater exposure to convertibles issued by small and midsize companies, than its benchmark. These factors, too, contributed to relative return. Because the value of convertibles is tied to the value of the underlying equities, as the equities market rewarded smaller-cap stocks during the period, convertibles issued by these companies benefited in turn.

FUND PROFILE

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.


Market overview

The market environment continued to provide a beneficial backdrop for convertible investing in the second half of the fiscal year. Positive market dynamics drove the fund to its best annual performance since 1991. Corporate bond yield spreads -- the difference in yield between bonds of varying quality levels -- were very wide as the fiscal period began. They narrowed throughout the period. As investors took on more risk and clamored for higher yield, the prices of lower-rated bonds were driven up. Consequently, the difference in yield between riskier, lower-rated corporate bonds and higher-quality corporate bonds became smaller. This trend benefited convertible bonds, about half of which are issued by sub-investment-grade issuers. In general, the market also favored small-cap stocks and economically sensitive securities. This also helped convertible bonds, which are more frequently issued by smaller, growing companies in cyclical industries. Lastly, the stock market enjoyed a sustained rally as earnings and profits showed improvement. This had a positive effect on convertibles, which tend to move in tandem with their underlying common stock.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Goldman Sachs Convertible 100 Index (convertible securities)           25.92%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (growth stocks of small and
midsize companies)                                                     46.56%
-------------------------------------------------------------------------------
MSCI World Ex-U.S. Index (international stocks)                        28.17%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 14.28%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.90%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       30.49%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

The fund's strong returns, both in absolute terms and relative to the benchmark, were achieved primarily through careful security selection, which was aided by Putnam's considerable resources and research into every sector of the securities markets. During the period, new convertible securities were issued primarily by larger, higher-quality companies offering lower coupons. As a result of normal turnover, which is typically quite high and may be as much as 30% in a year, the benchmark became somewhat more defensive, or less equity-sensitive. Many of the newer convertibles to be included in the benchmark tended to perform more like bonds than equities. In contrast, your fund maintained its emphasis on higher-yielding, more equity-like convertibles, and generally did not buy the newer issues, because we did not find the terms attractive. The fund continued to outperform the benchmark by sticking with the securities it owned, and by being very selective in the new issues market, where we focused on small- and mid-cap issuers.

We believe we capitalized well on the favorable environment, as the fund outperformed its benchmark in 10 of the 12 industry sectors it invested in.

Technology was one of the areas in which the fund underperformed, relative to the benchmark. Specifically, the fund was under-represented in telecom equipment, which staged a major recovery. Also, our decision not to own securities of Sealed Air Corporation, which resolved a major legal dispute regarding asbestos during the period, caused the fund to slightly underperform the benchmark in the capital goods sector.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 4/30/03      as of 10/31/03

Financial                        16.5%              15.6%

Technology                       14.4%              14.0%

Health care                      11.6%              13.5%

Utilities and power               8.9%               9.4%

Consumer cyclicals               13.8%               6.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Rite Aid convertibles appreciated significantly as the underlying stock price rallied from very depressed levels. This holding was a substantial contributor, and we trimmed the fund's position a bit. Shortly after the end of the fiscal period, the company's stock price hit a 52-week high.

The fund owned various convertible issues of Freeport-McMoRan Copper and Gold, which owns the world's largest gold mine, located in Indonesia. The prices of gold and copper appreciated significantly during the period, exceeding most investors' expectations, and helping the stock to become one of the best-performing equities on the New York Stock Exchange. This benefited the company's convertible securities as well, and the fund benefited from its overweight position, relative to the benchmark.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Freeport-McMoRan Copper & Gold, Inc.
   144A cv. sr. notes, 7s, 2011
   Basic materials

 2 State Street Corp.
   6.75% cv. pfd.
   Financial

 3 Tyco International Group
   SA (Luxembourg)
   144A cv. company guaranty, 2 3/4s, 2018
   Conglomerates

 4 Northrop Grumman Corp.
   Ser. B, $7.00 cum. cv. pfd.
   Capital goods

 5 Ford Motor Company Capital Trust II
   $3.25 cum. cv. pfd.
   Consumer cyclicals

 6 General Mills, Inc.
   144A cv. bonds, zero %, 2022
   Consumer staples

 7 Vishay Intertechnology, Inc.
   144A cv. sub. notes, 3 5/8s, 2023
   Technology

 8 Capital One Financial Corp.
   $3.125 cv. pfd.
   Financial

 9 Chubb Corp. (The)
   $1.75 cv. pfd.
   Financial

10 Xerox Corp.
   144A $3.75 cv. pfd.
   Technology

Footnote reads:
These holdings represent 18.5% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.

Capital One Financial was among the key contributors to performance for the period. Early in the period, the company's stock had been trading at low levels due to concerns about its strategy of extending credit to high-risk consumers. As the credit environment recovered and worries abated, the stock advanced and the convertibles reflected this improvement. The fund is maintaining an overweight position in Capital One convertibles, relative to the benchmark.

Sierra Pacific, a Nevada-based utility company, suffered when the California energy crisis pushed natural gas prices to extreme levels. When the company issued convertible bonds, this was seen as a negative sign, and the price of the company's common stock dipped to a 52-week low. We bought the convertible bonds aggressively. During the year, Sierra Pacific had a dramatic rebound. The convertible has followed the underlying stock upwards. We have taken some profits, but the fund still owns a position.

The prospects for Elan Corporation, a formerly downtrodden pharmaceutical company headquartered in Ireland, were much improved by new management that prevented the company from entering into bankruptcy. The fund's position appears likely to be very beneficial, as the bonds may be sold back, or "put," to the company, for a large gain, in December.

Peregrine Systems, a software manufacturer, came out of bankruptcy. It was our view that the company would make a complete recovery, because we believed its accounting troubles would prove to be a short-term difficulty. It went on to become one of the best contributors to the fund's relative return during the period, and we closed out most of the position on the strength of that run up.

In a period that was overwhelmingly positive for convertibles, the fund had few missteps that held back performance. As we mentioned earlier, the fund had too little exposure to telecom equipment names, which had strong returns. Also, the fund was invested in Mirant, a troubled independent electric power company that we thought would be successful at reorganizing its debt. Unfortunately the company entered into Chapter 11 bankruptcy, and we sold the position at a loss.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

In June 2003, the fund increased its dividend from $0.136 to $0.154 for class A shares, an increase of 13.2%. Dividends for other share classes increased as well.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the Large-Cap Value Team are David L. King (Portfolio Leader), Michael Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While we remain positive on the near-term outlook for your fund, we expect the returns to be more modest, and in line with the fund's long-term average. The main drivers of performance, specifically the favorable market conditions discussed in this report, remain positive, but may not be sustainable over the long term. Since equities have strengthened, more companies are choosing to issue equities, rather than convertibles, to raise capital. In our opinion, credit spreads are not likely to continue to narrow dramatically. Interest rates have begun to rise. For these reasons, we believe the environment is now somewhat less conducive to issuing new convertibles.

The fund remains sensitive to changes in stock values and, as stocks continue to recover, as we believe they will, the fund is positioned to benefit. Given our generally optimistic outlook, we anticipate making no changes to the fund's philosophy or investment process in the foreseeable future. We will continue to focus on selecting issues in the middle of the convertible universe -- not overly equity sensitive, nor overly defensive. We will target convertible securities with attractive terms that we believe offer the potential for both growth and income.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
1 year                    30.79%     23.28%     29.82%     24.82%     29.79%     28.79%     30.14%     25.62%
-------------------------------------------------------------------------------------------------------------
5 years                   24.24      17.12      19.71      18.17      19.68      19.68      21.33      17.10
Annual average             4.44       3.21       3.66       3.40       3.66       3.66       3.94       3.21
-------------------------------------------------------------------------------------------------------------
10 years                 108.65      96.68      93.52      93.52      93.55      93.55      98.71      91.80
Annual average             7.63       7.00       6.82       6.82       6.83       6.83       7.11       6.73
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.87      10.66       9.87       9.87      10.03      10.03      10.16      10.03
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


--------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------
                                                   Lipper
                                                 Convertible
                               Goldman           Securities
                                Sachs              Funds
                             Convertible          category
                             100 Index            average*
--------------------------------------------------------------
1 year                         25.92%              25.91%
--------------------------------------------------------------
5 years                        33.11               43.60
Annual average                  5.89                7.43
--------------------------------------------------------------
10 years                      118.63              124.72
Annual average                  8.14                8.32
--------------------------------------------------------------
Annual average
(life of fund)                    --+              10.82
--------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 66, 50, and 22 funds, respectively, in this Lipper category.

+ The benchmark index was not in existence at the time of the fund's inception. The index's inception was 12/31/84.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/93 to 10/31/03

                      Fund's class A          Goldman Sachs
Date                   shares at POP       Convertible 100 Index

10/31/93                   9,425                  10,000
10/31/94                   9,599                  10,053
10/31/95                  10,980                  11,741
10/31/96                  13,064                  13,608
10/31/97                  16,050                  16,664
10/31/98                  15,831                  16,426
10/31/99                  18,431                  19,695
10/31/00                  19,383                  23,486
10/31/01                  15,536                  19,301
10/31/02                  15,038                  17,363
10/31/03                 $19,668                 $21,863

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,352 and $19,355, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,871 ($19,180 at public offering price). See first page of performance section for performance calculation method.


--------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
--------------------------------------------------------------------------------------------
                                  Class A       Class B        Class C        Class M
--------------------------------------------------------------------------------------------
Distributions (number)                  4             4            4              4
--------------------------------------------------------------------------------------------
Income                               $0.580        $0.481       $0.486         $0.515
--------------------------------------------------------------------------------------------
Capital gains                          --            --           --             --
--------------------------------------------------------------------------------------------
Total                                $0.580        $0.481       $0.486         $0.515
--------------------------------------------------------------------------------------------
Share value:                     NAV        POP      NAV          NAV      NAV        POP
--------------------------------------------------------------------------------------------
10/31/02                       $12.32     $13.07   $12.14       $12.27   $12.24     $12.68
--------------------------------------------------------------------------------------------
10/31/03                        15.46      16.40    15.22        15.38    15.35      15.91
--------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------
Current dividend rate 1         3.98%      3.76%    3.36%        3.36%    3.49%      3.37%
--------------------------------------------------------------------------------------------
Current 30-day SEC yield 2      2.81       2.64     2.07         2.06     2.31       2.23
--------------------------------------------------------------------------------------------

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.



---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    29.59%     22.11%     28.55%     23.55%     28.64%     27.64%     28.91%     24.39%
---------------------------------------------------------------------------------------------------------------
5 years                   23.15      16.09      18.65      17.13      18.70      18.70      20.40      16.18
Annual average             4.25       3.03       3.48       3.21       3.49       3.49       3.78       3.04
---------------------------------------------------------------------------------------------------------------
10 years                 104.12      92.37      89.35      89.35      89.42      89.42      94.35      87.55
Annual average             7.40       6.76       6.59       6.59       6.60       6.60       6.87       6.49
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.75      10.54       9.76       9.76       9.92       9.92      10.04       9.91
---------------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets (excluding the U.S.).

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the fund's portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
December 8, 2003


The fund's portfolio
October 31, 2003

Convertible bonds and notes (54.2%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (1.8%)
-------------------------------------------------------------------------------
    $5,500,000 Interpublic Group Companies, Inc.
               144A cv. notes 4 1/2s, 2023                           $8,064,375
     6,700,000 Lamar Advertising Co. cv. sr. notes
               2 7/8s, 2010                                           6,365,000
                                                                 --------------
                                                                     14,429,375

Basic Materials (2.7%)
-------------------------------------------------------------------------------
    12,000,000 Freeport-McMoRan Copper & Gold, Inc.
               144A cv. sr. notes 7s, 2011                           18,600,000
     3,000,000 McMoran Exploration Co. 144A cv.
               notes 6s, 2008                                         3,843,750
                                                                 --------------
                                                                     22,443,750

Broadcasting (1.0%)
-------------------------------------------------------------------------------
    10,400,000 Liberty Media Corp. cv. sr. notes
               3 1/2s, 2031                                           8,359,000

Capital Goods (0.5%)
-------------------------------------------------------------------------------
     3,800,000 Kaydon Corp. 144A cv. notes 4s, 2023                   4,018,500

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------
     2,650,000 Grey Global Group, Inc. 144A cv.
               debs. 5s, 2033                                         2,636,750

Communication Services (2.7%)
-------------------------------------------------------------------------------
     7,500,000 Echostar Communications Corp. cv.
               sr. sub. notes 5 3/4s, 2008                            8,109,375
     7,689,000 Nextel Communications, Inc. cv. sr.
               notes 4 3/4s, 2007                                     7,986,949
     5,000,000 Primus Telecommunications GP 144A
               cv. notes 3 3/4s, 2010                                 6,412,500
                                                                 --------------
                                                                     22,508,824

Conglomerates (3.1%)
-------------------------------------------------------------------------------
     5,150,000 GenCorp, Inc. 144A cv. sub. notes
               5 3/4s, 2007                                           4,841,000
     4,000,000 Tyco International Group SA cv.
               company guaranty Ser. A, 2 3/4s,
               2018 (Luxembourg)                                      4,415,000
    15,000,000 Tyco International Group SA 144A cv.
               company guaranty 2 3/4s,  2018
               (Luxembourg)                                          16,556,250
                                                                 --------------
                                                                     25,812,250

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
    11,800,000 Masco Corp. cv. sr. notes zero %,
               2031                                                   5,280,500

Consumer Staples (3.7%)
-------------------------------------------------------------------------------
     4,000,000 CKE Restaurants, Inc. 144A cv. sub.
               notes 4s, 2023                                         4,340,000
     3,775,000 General Mills, Inc. cv. debs. zero %, 2022             2,633,063
    22,300,000 General Mills, Inc. 144A cv. bonds
               zero %, 2022                                          15,554,250
     7,510,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   8,495,688
                                                                 --------------
                                                                     31,023,001

Energy (0.5%)
-------------------------------------------------------------------------------
       500,000 Pride International, Inc. cv. sr.
               notes 2 1/2s, 2007                                       580,625
     3,000,000 Pride International, Inc. 144A cv.
               sr. notes 2 1/2s, 2007                                 3,483,750
                                                                 --------------
                                                                      4,064,375

Entertainment (1.3%)
-------------------------------------------------------------------------------
     9,500,000 Regal Entertainment Group 144A cv.
               notes 3 3/4s, 2008                                    10,616,250

Financial (3.9%)
-------------------------------------------------------------------------------
     5,100,000 Legg Mason, Inc. cv. Liquid Yield
               Option Notes (LYON) zero %, 2031                       3,385,125
    15,583,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031           10,343,216
     9,300,000 Providian Financial Corp. cv. notes
               4s, 2008                                              10,729,875
     6,000,000 Zenith National Insurance Corp. 144A
               cv. notes 5 3/4s, 2023                                 8,032,500
                                                                 --------------
                                                                     32,490,716

Health Care (10.5%)
-------------------------------------------------------------------------------
     3,600,000 Allergan, Inc. cv. sr. notes zero %,
               2022                                                   3,397,500
     4,500,000 Allergan, Inc. 144A cv. sr. notes
               zero %, 2022                                           4,246,875
    11,600,000 Alza Corp. cv. sub. debs. zero %,
               2020                                                   8,192,500
    10,300,000 Amgen, Inc. cv. LYON zero %, 2032                      7,802,250
     4,500,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/4s, 2008                             4,933,125
     7,900,000 Celgene Corp. 144A cv. sr. notes
               1 3/4s, 2008                                           8,946,750
     1,700,000 Charles River Laboratories
               International, Inc. cv. debs. FRB
               3 1/2s, 2022                                           1,776,500
     5,950,000 Charles River Laboratories
               International, Inc. 144A cv. debs.
               FRB 3 1/2s, 2022                                       6,217,750
    12,300,000 Elan Finance Corp., Ltd. cv. LYON
               zero %, 2018 (Bermuda)                                 7,549,125
     6,000,000 King Pharmaceuticals, Inc. cv. sr.
               notes FRN 2 3/4s, 2021                                 5,467,500
     3,500,000 Manor Care, Inc. 144A cv. sr. notes
               2 1/8s, 2023                                           4,270,000
     3,500,000 Pharmaceutical Resources, Inc. 144A
               cv. notes 2 7/8s, 2010                                 4,007,500
    10,700,000 Roche Holdings, Inc. 144A cv. LYON
               zero %, 2015                                           8,225,625
     3,500,000 Serologicals Corp. 144A cv. notes
               4 3/4s, 2033                                           4,550,000
     7,700,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                     8,085,000
                                                                 --------------
                                                                     87,668,000

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------
     4,800,000 Hilton Hotels Corp. cv. sr. notes
               3 3/8s, 2023                                           4,974,000
     7,500,000 Hilton Hotels Corp. 144A cv. notes
               3 3/8s, 2023                                           7,771,875
                                                                 --------------
                                                                     12,745,875

Retail (5.6%)
-------------------------------------------------------------------------------
     2,000,000 Baker (J.), Inc. cv. sr. sub. notes
               7s, 2002 (In default) (NON) (DEF)                        550,000
     7,500,000 Guitar Center, Inc. cv. notes 4s,
               2013                                                   8,925,000
     5,500,000 JC Penney Co., Inc. cv. sub. notes
               5s, 2008                                               5,754,375
    10,600,000 Lowe's Companies, Inc. cv. LYON zero %, 2021          10,268,750
     8,000,000 Pep Boys (The) - Manny, Moe, & Jack
               cv. notes 4 1/4s, 2007                                 8,590,000
     9,800,000 TJX Companies, Inc. (The) cv. LYON
               zero %, 2021                                           7,938,000
     5,200,000 TJX Companies, Inc. (The) 144A. cv.
               LYON zero %, 2021                                      4,212,000
                                                                 --------------
                                                                     46,238,125

Technology (9.7%)
-------------------------------------------------------------------------------
     9,200,000 Agilent Technologies, Inc. cv. debs.
               FRB 3s, 2021                                           9,499,000
    21,000,000 Anixter International, Inc. 144A cv.
               LYON zero %, 2033                                      8,505,000
     6,282,000 Computer Associates International,
               Inc. 144A cv. sr. notes 5s, 2007                       7,609,073
     7,300,000 DST Systems, Inc. 144A cv. sr. notes
               Ser. A, 4 1/8s, 2023                                   8,166,875
     7,500,000 Fair, Isaac and Co., Inc. 144A cv.
               notes 1 1/2s, 2023                                     8,550,000
     5,900,000 Micron Technology, Inc. cv. sr. sub.
               notes 2 1/2s, 2010                                     8,245,250
     4,000,000 MSC Software Corp. 144A cv. notes
               2 1/2s, 2008                                           5,470,000
     2,577,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                         2,357,955
     2,975,000 Safeguard Scientifics, Inc. 144A cv.
               sub. notes 5s, 2006                                    2,722,125
    10,000,000 Solectron Corp. cv. LYON zero %,
               2020                                                   5,700,000
    11,000,000 Vishay Intertechnology, Inc. 144A
               cv. sub. notes 3 5/8s, 2023                           13,612,500
                                                                 --------------
                                                                     80,437,778

Transportation (1.7%)
-------------------------------------------------------------------------------
     3,600,000 JetBlue Airways Corp. 144A cv. bonds
               3 1/2s, 2033                                           4,356,000
     7,200,000 Wabash National Corp. 144A cv. notes
               3 1/4s, 2008                                          10,089,000
                                                                 --------------
                                                                     14,445,000

Utilities & Power (3.1%)
-------------------------------------------------------------------------------
       327,500 CenterPoint Energy, Inc. cv. sub.
               notes FRN 2s, 2029                                     9,426,105
     4,800,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                 5,148,000
     8,000,000 Reliant Resources, Inc. 144A cv.
               sub. notes 5s, 2010                                    6,910,000
     2,425,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     3,880,000
                                                                 --------------
                                                                     25,364,105
                                                                 --------------
               Total Convertible bonds and notes
               (cost $406,230,343)                                 $450,582,174

Convertible preferred stocks (40.5%) (a)
Number of shares                                                          Value

Basic Materials (1.4%)
-------------------------------------------------------------------------------
        72,120 IMC Global, Inc. Ser. MEDS, $3.75
               cv. pfd.                                              $3,930,540
       326,900 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            7,845,600
                                                                 --------------
                                                                     11,776,140

Capital Goods (3.7%)
-------------------------------------------------------------------------------
        75,000 Allied Waste Industries, Inc. $3.125
               cum. cv. pfd.                                          4,837,500
       139,200 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                         16,460,400
       307,000 Owens-Illinois, Inc. $2.375 cv. pfd.                   9,248,375
                                                                 --------------
                                                                     30,546,275

Communication Services (1.0%)
-------------------------------------------------------------------------------
       292,300 CenturyTel, Inc. $1.719 cv. pfd.                       8,257,475

Consumer Cyclicals (5.0%)
-------------------------------------------------------------------------------
       353,000 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                   16,282,125
         7,400 Radio One, Inc. 6.50% cum. cv. pfd.                    7,546,616
       200,700 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 9,056,588
       231,300 TXI Capital Trust I $2.75 cv. pfd.                     8,558,100
                                                                 --------------
                                                                     41,443,429

Consumer Staples (0.7%)
-------------------------------------------------------------------------------
       209,800 Constellation Brands, Inc. Ser. A,
               1.438 cv. pfd.                                         6,215,325

Energy (2.7%)
-------------------------------------------------------------------------------
       131,300 Arch Coal, Inc. $2.50 cum. cv. pfd.                    8,780,688
       101,000 Chesapeake Energy Corp. 144A $3.00
               cv. pfd.                                               6,880,625
       117,600 Western Gas Resources, Inc. $2.625
               cum. cv. pfd.                                          6,526,800
                                                                 --------------
                                                                     22,188,113

Financial (11.7%)
-------------------------------------------------------------------------------
       274,400 Capital One Financial Corp. $3.125
               cv. pfd.                                              13,068,300
       461,700 Chubb Corp. (The) $1.75 cv. pfd.                      12,812,175
       145,600 Commerce Capital Trust II $2.975
               cum. cv. pfd.                                          8,390,200
       217,800 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             12,305,700
       197,900 Host Marriott Financial Trust $3.375
               cv. pfd.                                               9,103,400
        79,913 PMI Group, Inc. (The) $1.469 cv.
               pfd.                                                   2,037,782
       161,800 Provident Finance Group $2.25 units
               cv. pfd.                                               4,611,300
        73,850 State Street Corp. 6.75% cv. pfd.                     18,367,968
       508,900 Travelers Property Casualty Corp.
               $1.125 cv. pfd.                                       12,121,998
       130,750 UnumProvident Corp. $2.063 cv. pfd.                    4,608,938
                                                                 --------------
                                                                     97,427,761

Health Care (2.8%)
-------------------------------------------------------------------------------
        64,200 Anthem, Inc. $3.00 units cv. pfd.                      5,256,375
       174,300 Baxter International, Inc. $3.50 cv.
               pfd.                                                   8,627,850
       160,000 Omnicare, Inc. $2.00 cv. pfd.                          9,400,000
                                                                 --------------
                                                                     23,284,225

Technology (4.1%)
-------------------------------------------------------------------------------
         8,850 Lucent Technologies, Inc. 8.00% cv.
               pfd.                                                   9,689,865
       288,800 Solectron Corp. $1.813 units cv.
               pfd.                                                   4,656,900
        67,240 Xerox Corp. 6.25% cv. pfd.                             7,026,580
       187,400 Xerox Corp. 144A $3.75 cv. pfd.                       12,391,825
                                                                 --------------
                                                                     33,765,170

Transportation (1.5%)
-------------------------------------------------------------------------------
        15,000 Kansas City Southern Industries,
               Inc. 144A $4.25 cum. cv. pfd.                          8,126,250
       140,000 Teekay Shipping Corp. $1.813 cv.
               pfd. (Marshall Islands)                                4,287,500
                                                                 --------------
                                                                     12,413,750

Utilities & Power (5.9%)
-------------------------------------------------------------------------------
       144,500 Cinergy Corp. $4.75 cv. pfd.                           8,796,438
       136,900 Dominion Resources, Inc. $4.75 cv.
               pfd.                                                   7,751,963
       148,000 FPL Group, Inc. $4.25 units cv. pfd.                   8,436,000
       268,700 ONEOK, Inc. $2.125 units cv. pfd.                      7,557,188
       105,400 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                          3,433,932
        77,590 Southern Union Co. $2.875 cv. pfd.                     4,412,931
       145,230 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               9,512,565
                                                                 --------------
                                                                     49,901,017
                                                                 --------------
               Total Convertible preferred stocks
               (cost $311,438,599)                                 $337,218,680

Common stocks (3.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       186,000 Altria Group, Inc.                                    $8,649,000
       362,400 CenterPoint Energy, Inc.                               3,555,144
       130,300 JC Penney Co., Inc. (Holding Co.)                      3,081,595
       133,200 King Pharmaceuticals, Inc. (NON)                       1,784,880
       118,900 Masco Corp.                                            3,269,750
       170,700 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                          7,575,666
                                                                 --------------
               Total Common stocks
               (cost $25,905,777)                                   $27,916,035

Corporate bonds and notes (0.2%) (cost $1,168,710) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,633,333 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                    $1,527,166

Short-term investments (3.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,569,805 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.04% to 1.07% and due dates ranging
               from November 3, 2003 to December
               22, 2003 (d)                                          $1,568,700
    31,155,227 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to December 24, 2003 (d)                      31,155,227
                                                                 --------------
               Total Short-term investments (cost $32,723,927)      $32,723,927
-------------------------------------------------------------------------------
               Total Investments (cost $777,467,356)               $849,967,982
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $831,885,240.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at October 31, 2003.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $1,529,856 of
securities on loan (identified cost $777,467,356) (Note 1)       $849,967,982
-------------------------------------------------------------------------------
Foreign currency (cost $13,066) (Note 1)                               14,134
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,794,565
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                642,948
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,695,784
-------------------------------------------------------------------------------
Total assets                                                      860,115,413

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   13,830,904
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         11,005,663
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,259,732
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             99,956
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                102,374
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              868
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                259,835
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  1,568,700
-------------------------------------------------------------------------------
Other accrued expenses                                                102,141
-------------------------------------------------------------------------------
Total liabilities                                                  28,230,173
-------------------------------------------------------------------------------
Net assets                                                       $831,885,240

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,055,359,366
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       11,897,759
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (307,873,579)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  72,501,694
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $831,885,240

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($645,259,719 divided by 41,731,956 shares)                            $15.46
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.46)*                $16.40
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($129,316,702 divided by 8,494,828 shares)**                           $15.22
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,177,776 divided by 466,605 shares)**                               $15.38
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,248,335 divided by 602,656 shares)                                 $15.35
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.35)*                $15.91
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($40,882,708 divided by 2,643,698 shares)                $15.46
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $49,674)                         $23,454,483
-------------------------------------------------------------------------------
Interest                                                           16,703,605
-------------------------------------------------------------------------------
Securities lending                                                      3,640
-------------------------------------------------------------------------------
Total investment income                                            40,161,728

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,700,359
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,065,766
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             26,128
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,113
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,488,081
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,157,491
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  52,492
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  61,645
-------------------------------------------------------------------------------
Other                                                                 444,726
-------------------------------------------------------------------------------
Total expenses                                                      9,009,801
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (100,724)
-------------------------------------------------------------------------------
Net expenses                                                        8,909,077
-------------------------------------------------------------------------------
Net investment income                                              31,252,651
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   15,254,647
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (3,491)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                      1,068
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        156,856,706
-------------------------------------------------------------------------------
Net gain on investments                                           172,108,930
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $203,361,581
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $31,252,651      $37,176,930
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     15,251,156      (83,205,311)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       156,857,774       26,922,375
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        203,361,581      (19,106,006)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
   Class A                                       (24,766,118)     (29,018,776)
-------------------------------------------------------------------------------
   Class B                                        (4,055,772)      (5,058,851)
-------------------------------------------------------------------------------
   Class C                                          (186,649)        (189,339)
-------------------------------------------------------------------------------
   Class M                                          (312,745)        (346,365)
-------------------------------------------------------------------------------
   Class Y                                        (1,708,013)      (2,166,132)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (36,715,203)    (108,800,476)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          135,617,081     (164,685,945)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                696,268,159      860,954,104
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $11,897,759 and
$10,385,669, respectively)                      $831,885,240     $696,268,159
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
Per-share                                                           Year ended October 31
operating performance                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.32          $13.32          $18.62          $20.26          $20.04
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .58             .63 (d)         .75             .76             .75
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.14           (1.01) (d)      (4.27)            .30            2.30
------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.72            (.38)          (3.52)           1.06            3.05
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                   (.58)           (.62)           (.62)           (.77)           (.81)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                            --              --           (1.16)          (1.93)          (2.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.58)           (.62)          (1.78)          (2.70)          (2.83)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $15.46          $12.32          $13.32          $18.62          $20.26
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      30.79           (3.20)         (19.85)           5.16           16.42
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $645,260        $542,156        $657,937        $933,703        $982,956
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.07            1.08            1.01             .97             .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.20            4.63 (d)        4.86            3.86            3.73
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      93.66          116.36          207.64          176.66           54.74
------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
Per-share                                                           Year ended October 31
operating performance                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.14          $13.13          $18.37          $20.02          $19.83
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .47             .52 (d)         .63             .61             .60
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.09            (.99) (d)      (4.21)            .29            2.27
------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.56            (.47)          (3.58)            .90            2.87
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                   (.48)           (.52)           (.50)           (.62)           (.66)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                            --              --           (1.16)          (1.93)          (2.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.48)           (.52)          (1.66)          (2.55)          (2.68)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $15.22          $12.14          $13.13          $18.37          $20.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      29.82           (3.91)         (20.46)           4.38           15.58
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $129,317        $106,343        $143,286        $235,897        $291,017
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.82            1.83            1.76            1.72            1.73
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.45            3.88 (d)        4.09            3.11            2.99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      93.66          116.36          207.64          176.66           54.74
------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                          period
                                                                                                         July 26,
                                                                                                         1999+ to
Per-share                                                    Year ended October 31                      October 31
operating performance                        2003            2002            2001            2000          1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.27          $13.26          $18.55          $20.23         $20.85
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .47             .52 (d)         .64             .61            .20
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.13            (.99) (d)      (4.27)            .31           (.59)
------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.60            (.47)          (3.63)            .92           (.39)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                   (.49)           (.52)           (.50)           (.67)          (.23)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                            --              --           (1.16)          (1.93)            --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.49)           (.52)          (1.66)          (2.60)          (.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $15.38          $12.27          $13.26          $18.55         $20.23
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      29.79           (3.87)         (20.51)           4.45          (1.87)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $7,178          $3,999          $4,825          $5,545           $661
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.82            1.83            1.76            1.72            .47*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.34            3.87 (d)        4.12            3.17           1.12*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      93.66          116.36          207.64          176.66          54.74
------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
Per-share                                                            Year ended October 31
operating performance                        2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.24          $13.23          $18.50          $20.13          $19.92
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .51             .56 (d)         .67             .66             .65
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.12           (1.00) (d)      (4.24)            .31            2.28
------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.63            (.44)          (3.57)            .97            2.93
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                   (.52)           (.55)           (.54)           (.67)           (.70)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                            --              --           (1.16)          (1.93)          (2.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.52)           (.55)          (1.70)          (2.60)          (2.72)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $15.35          $12.24          $13.23          $18.50          $20.13
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      30.14           (3.65)         (20.27)           4.73           15.87
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $9,248          $6,861          $9,345         $15,370         $16,338
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    1.57            1.58            1.51            1.47            1.48
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    3.65            4.13 (d)        4.34            3.36            3.23
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      93.66          116.36          207.64          176.66           54.74
------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                         period
                                                                                                        Dec. 30,
                                                                                                        1998+ to
Per-share                                                   Year ended October 31                      October 31
operating performance                        2003            2002            2001            2000         1999
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $12.32          $13.32          $18.63          $20.26        $19.32
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .62             .66 (d)         .79             .81           .72
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   3.13           (1.00) (d)      (4.28)            .31           .98
------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.75            (.34)          (3.49)           1.12          1.70
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                   (.61)           (.66)           (.66)           (.82)         (.76)
------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                            --              --           (1.16)          (1.93)           --
------------------------------------------------------------------------------------------------------------------
Total distributions                          (.61)           (.66)          (1.82)          (2.75)         (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $15.46          $12.32          $13.32          $18.63        $20.26
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      31.11           (2.96)         (19.68)           5.49          8.87*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $40,883         $36,910         $45,561         $59,214       $63,425
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                     .82             .83             .76             .72           .61*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    4.46            4.87 (d)        5.12            4.11          3.43*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      93.66          116.36          207.64          176.66         54.74
------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003

Note I
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $1,529,856. The fund received cash collateral of $1,568,700 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $307,468,677 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
 $220,741,661   October 31, 2009
   86,727,016   October 31, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $1,288,736 to increase undistributed net investment income with an increase to accumulated net realized losses of $1,288,736.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $87,218,214
Unrealized depreciation            (15,122,490)
                                  ------------
Net unrealized appreciation         72,095,724
Undistributed ordinary income       12,088,516
Capital loss carryforward         (307,468,677)
Cost for federal income
tax purposes                      $777,872,258


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2003, the fund's expenses were reduced by $100,724 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,164 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $76,665 and $4,610 from the sale of class A and class M shares, respectively, and received $139,245 and $832 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $2,825 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $691,090,642 and $736,819,290, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,350,399       $73,954,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,544,185        21,514,758
----------------------------------------------------------------
                                     6,894,584        95,468,798

Shares repurchased                  (9,158,447)     (126,855,853)
----------------------------------------------------------------
Net decrease                        (2,263,863)     $(31,387,055)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,534,382       $89,725,320
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,835,743        24,996,347
----------------------------------------------------------------
                                     8,370,125       114,721,667

Shares repurchased                 (13,778,345)     (187,104,341)
----------------------------------------------------------------
Net decrease                        (5,408,220)     $(72,382,674)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,302,284       $31,754,512
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       237,299         3,261,276
----------------------------------------------------------------
                                     2,539,583        35,015,788

Shares repurchased                  (2,801,412)      (38,074,991)
----------------------------------------------------------------
Net decrease                          (261,829)      $(3,059,203)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,645,985       $22,280,547
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       302,106         4,067,147
----------------------------------------------------------------
                                     1,948,091        26,347,694

Shares repurchased                  (4,104,224)      (55,044,538)
----------------------------------------------------------------
Net decrease                        (2,156,133)     $(28,696,844)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,815        $4,408,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,656           163,508
----------------------------------------------------------------
                                       324,471         4,571,600

Shares repurchased                    (183,738)       (2,578,881)
----------------------------------------------------------------
Net increase                           140,733        $1,992,719
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            128,968        $1,759,658
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,771           159,893
----------------------------------------------------------------
                                       140,739         1,919,551

Shares repurchased                    (178,634)       (2,348,407)
----------------------------------------------------------------
Net decrease                           (37,895)        $(428,856)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            278,686        $3,902,993
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,306           268,930
----------------------------------------------------------------
                                       297,992         4,171,923

Shares repurchased                    (255,952)       (3,582,916)
----------------------------------------------------------------
Net increase                            42,040          $589,007
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             55,184          $725,947
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,874           296,308
----------------------------------------------------------------
                                        77,058         1,022,255

Shares repurchased                    (222,977)       (2,971,186)
----------------------------------------------------------------
Net decrease                          (145,919)      $(1,948,931)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            231,781        $3,208,229
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,842         1,708,013
----------------------------------------------------------------
                                       354,623         4,916,242

Shares repurchased                    (705,938)       (9,766,913)
----------------------------------------------------------------
Net decrease                          (351,315)      $(4,850,671)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            386,244        $5,353,424
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       158,959         2,166,132
----------------------------------------------------------------
                                       545,203         7,519,556

Shares repurchased                    (970,674)      (12,862,727)
----------------------------------------------------------------
Net decrease                          (425,471)      $(5,343,171)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The fund has designated 61.17% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the fund hereby designates 47.23%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN019-203412  008/223/2ND/920/2LG  12/03

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible Income-Growth Trust
Supplement to Annual Report dated 10/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/03

                                                                        NAV

1 year                                                                31.11%
5 years                                                               25.75
Annual average                                                         4.69
10 years                                                             111.19
Annual average                                                         7.76
Life of fund (since class A inception, 6/29/72)
Annual average                                                        10.91

Share value:                                                            NAV

10/31/02                                                             $12.32
10/31/03                                                             $15.46

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      4          $0.614            --                $0.614

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003